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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (date of earliest event reported):   August 28, 2006
                                                            ---------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                0-26396                65-0538630
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   (State or other jurisdiction    (Commission           (I.R.S. Employer
         of incorporation)         File Number)         Identification No.)


       8685 Northwest 53rd Terrace, Miami, Florida                    33166
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       (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (305) 593-0770
                                                           --------------

                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

NEW EMPLOYMENT AGREEMENT

         On August 28, 2006, Benihana Inc. (the "Company") entered into an employment agreement (the "Agreement") with Jose I. Ortega in connection with Mr. Ortega's appointment as Vice President-Finance, Chief Financial Officer and Treasurer of the Company effective September 1, 2006, which appointment was previously reported by the Company on a Current Report on Form 8-K filed on August 24, 2006. The Agreement provides for an initial annual base salary of $185,000 with annual increases and bonuses as shall be determined from time to time by the Board of Directors of the Company. Pursuant to the terms of the Agreement, Mr. Ortega will also be eligible to receive stock options under the Company's stock option plans at the discretion of the Compensation and Stock Option Committee of the Board of Directors of the Company. The Agreement has a three-year term and provides for Mr. Ortega to receive an automobile expense allowance of $300 per month. Mr. Ortega will also be eligible to participate in the health, insurance and other benefit plans generally available to executive officers of the Company. The preceding summary is qualified in its entirety by the full text of the Agreement, a copy of which is filed as Exhibit 10.01 hereto and is incorporated by reference herein.

AMENDMENT TO EMPLOYMENT AGREEMENT

         On August 28, 2006, the Company and Juan C. Garcia, Senior Vice President - Chief Operating Administrative Officer of the Company, entered into a second amendment (the "Amendment") to Mr. Garcia's employment agreement dated September 1, 2003, as amended by Amendment No. 1 dated October 17, 2005. Pursuant to the Amendment, effective August 28, 2006, the Company increased Mr. Garcia's annual base salary to $205,000, subject to annual adjustment based on cost of living increases. Other terms and conditions of the employment agreement are unchanged. The preceding summary is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 10.02 hereto and is incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

            Exhibit 10.01. Employment Agreement dated August 28, 2006 by and between Benihana Inc. and Jose I. Ortega.

            Exhibit 10.02. Amendment No. 2 dated August 28, 2006 to Employment Agreement dated September 1, 2003 by and between Benihana Inc. and Juan C. Garcia.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BENIHANA INC.



Dated:  August 31, 2006                 By:  /s/ Michael R. Burris
                                             -----------------------------------
                                             Michael R. Burris
                                             Senior Vice President of
                                             Finance and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION

Exhibit 10.01 Employment Agreement dated August 28, 2006 by and between Benihana Inc. and Jose I. Ortega.

Exhibit 10.02 Amendment No. 2 dated August 28, 2006 to Employment Agreement dated September 1, 2003 by and between Benihana Inc. and Juan C. Garcia.